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                  PUTNAM HARTFORD CAPITAL MANAGER (SERIES VI)
                         PUTNAM HARTFORD CAPITAL ACCESS
                    PUTNAM HARTFORD CAPITAL MANAGER ACCLAIM
                              SEPARATE ACCOUNT TEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
      SUPPLEMENT DATED JANUARY 8, 2002 TO THE PROSPECTUS DATED MAY 1, 2001

The following is added to the sub-section entitled "How do I purchase a Contract?" in "The Contract" section of the prospectus:

If you selected Putnam Hartford Capital Manager, for Contracts issued in Oregon, Premium Payments will only be accepted prior to the third Contract Anniversary. For Contracts issued in Massachusetts, subsequent Premium Payments will only be accepted until the Annuitant's 63rd birthday or the third Contract Anniversary, whichever is later.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-69429
333-50465
333-66935
HV-3560